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                                                                   Exhibit 10.20

                            NON-COMPETITION AGREEMENT

      NON-COMPETITION AGREEMENT, dated as of January 1, 1996, among The New York Restaurant Group, L.L.C., a Delaware limited liability company ("NYRG"), Mr. Alan N. Stillman ("Stillman"), and Thomas H. Lee Company, a Massachusetts sole partnership, Thomas H. Lee Equity Partners, L.P., a Delaware limited partnership, and THL-CCI Limited Partnership, a Massachusetts limited partnership (collectively, "Lee").

      1.    STILLMAN.

            1.1. Stillman agrees that, subject to Section 1.2 hereof, during the Non-Competition Period (defined below), Stillman will not, directly or indirectly, own, finance, manage or operate any Prohibited Business (defined below); PROVIDED, HOWEVER, that nothing in this Agreement will prevent Stillman from fulfilling all obligations of Stillman or his Affiliates (defined below) as of the date hereof to St. James Associates, L.P. and Smith & Wollensky restaurant.

            1.2. Stillman agrees that, during the Offer Period (defined below), if Stillman wishes to participate in any Opportunity (defined below) presented to Stillman, Stillman shall offer such Opportunity in writing (the "Stillman Notice") to NYRG for review by the Advisory Committee of NYRG. The Advisory Committee shall consider such Opportunity, and the Lee designees on the Advisory Committee (the "Lee Designees") shall determine, by notice in writing to Stillman within 30 days after receipt of the Stillman Notice, whether to recommend that NYRG pursue or reject such Opportunity. If the Lee Designees shall recommend that NYRG reject such Opportunity, Stillman shall be free, notwithstanding Section 1.1 hereof, to pursue such Opportunity on his own behalf. If the Lee Designees shall recommend that NYRG pursue such Opportunity, then Stillman shall not pursue such Opportunity on his own behalf and Stillman shall cause the Manager of NYRG to determine in its discretion (subject to any applicable provisions of the Note Purchase Agreement or the Members' Agreement) whether or not NYRG should pursue such Opportunity.

      2. LEE. Lee agrees that, during the Offer Period, if Lee or any of its Affiliates wishes to participate in any Opportunity presented to any of them (other than an Opportunity relating to Restaurants Unlimited), Lee shall offer to NYRG in writing (the "Lee Notice") the opportunity to participate in such Opportunity. The Manager of NYRG shall determine, by notice in writing to Lee within 30 days after receipt of the Lee Notice, whether NYRG wishes to participate in such Opportunity. If NYRG does not wish to participate in such Opportunity, Lee and its Affiliates shall be free to pursue such Opportunity. If NYRG wishes to participate in such Opportunity, NYRG shall have the


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right to participate therein on terms which are commercially reasonable taking into account the size of the transaction and the resources of NYRG.

      3.    Definitions.

            (i) "Affiliate" means any entity or individual directly or indirectly controlling, controlled by or under common control with the entity of which it is an affiliate.

            (ii) "Closing Date" means the date of closing of the Note Purchase Agreement.

            (iii) "Members' Agreement" means the Members' Agreement, dated as the date hereof, among NYRG and the other parties thereto.

            (iv) "Non-Competition Period" means the period beginning on the Closing Date and ending on the earlier of (x) the fourth anniversary of the Closing Date and (y) the first anniversary of the date of termination of Stillman's employment for any reason (or, in the event such termination occurs prior to the first anniversary of the Closing Date, then, the second anniversary of the date of such termination); provided, however, that if there is a material breach of this Agreement by Lee at any time prior to the end of the Non-Compete Period as set forth herein and such breach is not cured within 20 days after written notice thereof from Stillman, then the Non-Competition Period with respect to Stillman shall terminate.

            (v) "Note Purchase Agreement" means the Note Purchase Agreement, dated as of September 29, 1995, among NYRG, THL-CCI Limited Partnership and Thomas H. Lee Equity Partners, L.P.

            (vi) "Offer Period" means the period beginning on the Closing Date and ending on the earlier of (x) the fourth anniversary of the Closing Date and
(y) the date of termination of Stillman's employment for any reason; provided, however, that if there is a material breach of this Agreement by Lee or Stillman at any time prior to the end of the Offer Period as set forth herein and such breach is not cured within 20 days after written notice thereof from the non-breaching party, then the Offer Period with respect to the non-breaching party shall terminate.

            (vii) "Opportunity" means any opportunity presented to Stillman or to Lee (or their respective Affiliates), as the case may be (the "Recipient"), by any third party, with respect to the Recipient's directly or indirectly owning, financing, managing or operating any "high-end, white table cloth" restaurant during the Offer Period, and


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pursuant to which the Recipient would have an interest, directly or indirectly, in 10% or more of the net revenues of such restaurant.

            (viii) "Prohibited Business" means any "high-end, white table cloth" restaurant located in a Restricted Area (such as The Manhattan Ocean Club, Park Avenue Cafe, La Cite, Smith & Wollensky, The Post House and Mrs. Parks Tavern).

            (ix) "Restricted Area" means any city (or, in the case of New York City, any borough) in which NYRG or its subsidiaries at such time own, operate or manage (or, on the Closing Date, have binding commitments to lease premises to operate) and "high-end, white table cloth" restaurants.

      4. Exception. Nothing in this Agreement shall restrict Stillman and his Affiliates or Lee and its Affiliates from owning up to 5% of the equity interest in any Prohibited Business.

      5. Remedies. The parties agree that any breach of the terms of this Agreement would result in irreparable injury and damage to the other (the "Non-Breaching Party"), for which such party would have no adequate remedy at law; the parties therefore also agree that in the event of any such breach or threat thereof, the Non-Breaching Party shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the other party, without having to prove damages, in addition to any other remedies to which the Non-Breaching Party may be entitled at law or in equity.

      6. Amendment; Waiver. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver is agreed to in writing and signed by the parties hereto. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

      7. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, between them as to such subject matter.

      8. Severability. If any provision of this Agreement, or any application thereof to any circumstances, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.


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      9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.

      10. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                   THE NEW YORK RESTAURANT GROUP, L.L.C.


                                   By: La Cite, Inc.,
                                       its Manager

                                   By: /s/ Alan N. Stillman
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   THE THOMAS H. LEE COMPANY

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   THOMAS H. LEE EQUITY PARTNERS, L.P.

                                   By: THL Equity Advisors Limited Partnership,
                                       its General Partner
                                       By: THL Equity Trust, its General Partner

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                   THL-CCI LIMITED PARTNERSHIP

                                   By: THL Investment Management Corp., its
                                       General Partner

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                               /s/ Alan N. Stillman
                                   --------------------------------------------
                                                 ALAN N. STILLMAN

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

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                   THE NEW YORK RESTAURANT GROUP, L.L.C.

                                   By: La Cite, Inc.,
                                       its Manager

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   THE THOMAS H. LEE COMPANY

                                   By: /s/ C. Hunter
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   THOMAS H. LEE EQUITY PARTNERS. L.P.

                                   By: THL Equity Advisors Limited Partnership,
                                       its General Partner
                                       By: THL Equity Trust, its General Partner

                                   By: /s/ C. Hunter
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                   THL-CCI LIMITED PARTNERSHIP

                                   By: THL Investment Management Corp., its
                                       General Partner

                                   By: /s/ C. Hunter
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   --------------------------------------------
                                                 ALAN N. STILLMAN


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